UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 27, 2000
Date of Report (Date of Earliest Event Reported)

CASTLEGUARD ENERGY, INC.

State of Florida	0-5525	75-2615565
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Greenville Avenue, Suite 203, Dallas, TX (Address of principal executive offices)		75206 (Zip Code)

(214) 361-1755
(Registrant's telephone number, including area code)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT
On October 27, 2000, John L. Hawitt resigned from the Board of Directors of Castleguard Energy Inc. effective immediately.

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASTLEGUARD ENERGY, INC.

November 10, 2000	/s/ Bob G. Honea
BY: Bob G. Honea, Director/President